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                                                                    Exhibit 99.6

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE BORROWER MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE BORROWER TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND THE LENDER UNDER THIS SUBORDINATED CONVERTIBLE PROMISSORY NOTE ARE SUBJECT TO THE PROVISIONS OF ONE OR MORE SUBORDINATION AGREEMENTS DATED AS OF SEPTEMBER 20, 2002 ENTERED INTO BY AND AMONG THE BORROWER, ONE OR MORE OF THE BORROWER'S SENIOR LENDERS (OR REPRESENTATIVES THEREOF), ONE OR MORE HOLDERS OF SENIOR OBLIGATIONS (AS DEFINED HEREIN), THE LENDER AND CERTAIN OTHER PARTIES, AS DESCRIBED MORE FULLY IN
SECTION 3(i) HEREOF.

No. SPN-_____

                       INVERNESS MEDICAL INNOVATIONS, INC.
                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$___________                                                  September 20, 2002

       For value received, Inverness Medical Innovations, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ______________________________ (the "Lender") the principal sum of
___________________________ DOLLARS and NO CENTS ($__________) (or, if less, the then outstanding principal amount hereof), together with all accrued but unpaid interest thereon, on or before the date (the "Maturity Date") of the earliest to occur of the following (but in any event subject to the provisions of Section 3 hereof): (i) September 20, 2008 (the "Fixed Maturity Date"), (ii) a Change of Control (as provided in Section 4 hereof) or (iii) acceleration by the Lender following the occurrence of an Event of Default (as provided in Section 5 hereof). Subject to the provisions of Section 1(f) and 2(a) hereof, interest on the outstanding principal amount under this Convertible Note shall accrue at the rate of three percent (3%) per annum, and shall be payable in arrears on each October 1, January 1, April 1 and July 1 (with the first such payment date to be October 1, 2002) (each a "Quarterly Interest Payment Date"), and on the Maturity Date. All interest payable under this Subordinated Convertible Promissory Note shall be calculated on the basis of a year of 365 or 366 days (as applicable) for the actual number of days elapsed. All payments received by the

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Lender hereunder shall be applied first to any cost of collection, then to accrued but unpaid interest and then to unpaid principal.

       This Subordinated Convertible Promissory Note is issued pursuant to, and is subject in all respects to, that certain Subordinated Note Purchase Agreement dated as of September 20, 2002 among the Borrower, the Lender and the other investors party thereto a copy of which is on file at the principal office of the Borrower (the "Purchase Agreement"). This Subordinated Convertible Promissory Note is one of several Subordinated Convertible Promissory Notes to be issued by the Borrower pursuant to the Purchase Agreement, which notes are hereinafter referred to, together with this Subordinated Convertible Promissory Note, as the "Convertible Notes." The aggregate original principal amount of all of the Convertible Notes is not more than $14,000,000.

       1. PAYMENT.

            (a) PRINCIPAL. All payments of principal hereunder shall be made either in the form of Cash Payments (as defined below) or, if the Lender so elects as provided in Section 2 hereof, in the form of Common Stock Payments (as defined below) or any combination thereof. As used herein, (i) a "Cash Payment" shall mean a payment in immediately available funds in lawful money of the United States of America and (ii) a "Common Stock Payment" shall mean a payment in the form of registered shares of the common stock, $.001 par value per share (the "Common Stock"), of the Borrower valued per share at ninety-five percent (95%) of the average closing price of the Common Stock on the American Stock Exchange (or, if the Common Stock is not then traded on the American Stock Exchange, on such other national securities exchange (or similar nationally recognized automated quotation system or market, such as the Nasdaq Stock Market, on which the Common Stock then trades) for the period of the ten (10) consecutive trading days ending immediately prior to the Maturity Date. For purposes of a Common Stock Payment, registered shares shall be deemed to be shares of Common Stock that are registered for resale under the Securities Act of 1933, as amended, upon receipt of such shares by the Lender.

            (b) INTEREST. All payments of any interest hereunder shall be made in immediately available funds in lawful money of the United States of America.

            (c) COMMON STOCK PAYMENTS. Any election by the Borrower to make any payment of principal in the form of a Cash Payment or a Common Stock Payment shall be made and apply equally with respect to all Convertible Notes then outstanding. In the event that the Borrower elects to make any payment of principal in the form of a Common Stock Payment, the Borrower shall issue and deliver to the Lender, promptly after the Maturity Date, a certificate or certificates representing in the aggregate the number of shares of Common Stock required to be issued to the Lender pursuant to such Common Stock Payment. Notwithstanding anything to the contrary in this Convertible Note, the Borrower shall make a Cash Payment in lieu of any fractional share that the Borrower would otherwise be required to issue and deliver to the Lender pursuant to any Common Stock Payment.

            (d) LOCATION. All Cash Payments shall be made by wire transfer or check payable to such account as the Lender may from time to time designate in writing to the

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Borrower. All Common Stock Payments shall be payable at the address set forth in
Section 10 hereof or such other place as the Lender may from time to time designate in writing to the Borrower.

            (e) PAYMENTS PRO RATA; PARI PASSU RANKING. Whenever any payments (whether constituting principal, interest or otherwise, and whether in the form of Cash Payments or Common Stock Payments)) shall be due and payable or made (whether at maturity or otherwise) under this Convertible Note and the other Convertible Notes, such payments under the Convertible Notes shall be made to the respective holders of the Convertible Notes pro rata based on (x) in the case of payments of principal or other amounts (other than interest), the respective then outstanding principal amounts of the Convertible Notes and (y) in the case of payments of interest, the respective then outstanding amounts of accrued but unpaid interest under the Convertible Notes. The Convertible Notes shall rank pari passu with one another in right of payment.

            (f) LATE PAYMENTS. If any amount payable hereunder (whether constituting principal, interest or otherwise) is not paid on the date on which such payment is due hereunder (a "Late Payment"), such Late Payment shall bear interest, from and including the due date thereof to but excluding the date on which such Late Payment is paid, at the rate of eighteen percent (18%) per annum, compounded daily (the "Penalty Rate"), and such interest shall be payable on demand. In the event that a Late Payment remains unpaid for sixty (60) days after the date thereof, the then outstanding principal amount of this Convertible Note shall bear interest at the Penalty Rate (in lieu of, and not in addition to, the rate provided for in the first paragraph of this Convertible
Note) from and including such sixtieth (60th) day to but excluding the date on which such Late Payment is paid. Notwithstanding anything to the contrary herein, upon full payment of any Late Payment, the outstanding principal amount of this Convertible Note shall again bear interest at three percent (3%) per annum, compounded quarterly, as provided in the first paragraph of this Convertible Note.

       2. CONVERSION.

            (a) RIGHT TO CONVERT. At any time prior to the Maturity Date, the Lender shall have the right, but not the obligation, by written notice to the Company, to convert all, but not less than all, of the outstanding principal amount of the Note and accrued but unpaid interest thereon (the "Note Value") into a number of shares (the "Conversion Shares") of Common Stock of the Company equal to the Note Value divided by $17.45, subject to adjustment as provided below (the "Conversion Price"). Upon conversion of this Note, the Lender shall surrender this Note at the office of the Company duly endorsed to the Company or accompanied by proper instruments of transfer. Upon such surrender and delivery of such notice and this Note, Lender shall be entitled to receive a certificate or certificates representing in the aggregate the number of Conversion Shares required to be issued to the Lender pursuant to this Section 2, interest on this Note shall cease to accrue and this Note shall be cancelled and shall not thereafter be deemed to be outstanding. Subject to receipt of the original of this Note, the Company shall, as soon as practicable thereafter, deliver, or cause to be delivered, to the Lender or to the nominee for the Lender at its address set forth in the Lender's written notice, a certificate or other evidence of the Conversion Shares in the amount described herein.

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            (b) MANDATORY. If, after the second anniversary of the date of this
Note, the average of the closing prices of the Common Stock on the American Stock Exchange (or, if the Common Stock is not then traded on the American Stock Exchange, on such other national securities exchange (or similar system, such as the Nasdaq Stock Market, on which the Common Stock then trades) in any consecutive thirty (30) day period is greater than $22.69, then, all of the then outstanding principal amount of this Note and accrued but unpaid interest thereon shall automatically convert to Conversion Shares, without any further action on the last day of such 30-day period (the "Auto Conversion Date"), and such conversion will be deemed effective on the Auto Conversion Date regardless of whether this Note shall be surrendered to the Company and the rights of the Lender hereunder (other than the right to receive the Conversion Shares) shall cease, and the Lender will be deemed to be the holder of the Conversion Shares as of the Auto Conversion Date. In the event of such a conversion, this Note shall be cancelled and the principal of this Note shall cease to accrue interest.

            (c) ADJUSTMENT PROVISIONS.

                 (i) The number and character of shares of Conversion Shares issuable upon conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) and the Conversion Price therefor, are subject to adjustment upon occurrence of the following events between the date this
       Note is issued and the date upon which this Note is longer outstanding:

                      (A) ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS,
            RECAPITALIZATIONS, ETC. The Conversion Price of this Note and the number of Conversion Shares issuable upon conversion of this Note (or any shares of stock or other securities at the time issuable upon conversion of this Note) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Conversion Shares (or such other stock or securities).

                      (B) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER.
            If after the date of this Note (x) there shall be any reorganization of the Company (or of any other entity the stock or other securities of which are at the time receivable on the conversion of this Note) or (y) the Company (or any such entity) shall consolidate with or merge into another entity or convey all or substantially all of its assets to another entity and then distribute the proceeds to its shareholders, then, and in each such case, the Lender, upon the conversion of this Note at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which the Lender would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Lender had converted this Note immediately prior thereto, all subject to further adjustment as provided in this Note, and the successor or purchasing entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Lender a supplement hereto acknowledging such entity's obligations under

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            this Note; and in each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation, merger or conveyance.

                 (ii) NOTICE OF ADJUSTMENTS. The Company shall promptly give written notice of each adjustment or readjustment of the Conversion Price or the number of shares of Conversion Shares or other securities issuable upon conversion of this Note. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

                 (iii) NO CHANGE NECESSARY. The form of this Note need not be changed because of any adjustment in the Conversion Price or in the number of shares of Conversion Shares issuable upon its conversion.

            (d) RESERVATION OF STOCK. If at any time the number of shares of Conversion Shares or other securities issuable upon conversion of this Note shall not be sufficient to effect the conversion of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Conversion Shares or other securities issuable upon conversion of this Note as shall be sufficient for such purpose.

       3. SUBORDINATION.

            (a) DEFINITIONS. The following terms shall have the following respective meanings:

                 (i) The term "Other Subordinated Notes" shall mean those certain convertible subordinated promissory notes in an aggregate principal amount not exceeding $25,000,000 issued on or about September, 2002 and the Subordinated Promissory Notes to be issued by the Borrower pursuant to the Purchase Agreement.

                 (ii) The term "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, partnership or government, or any agency or political subdivision of any government.

                 (iii) The term "Senior Creditors" means any creditor or Person to whom the Borrower owes a Senior Obligation.

                 (iv) The term "Senior Obligations" shall mean (A) all principal of, and premium and interest on, and all other amounts owing or guaranteed by the Borrower or any of its subsidiaries in respect of, any indebtedness incurred or guaranteed by the Borrower or any of its subsidiaries for money borrowed from any bank or other institutional lender now or hereafter outstanding or hereafter incurred (including without limitation all indebtedness incurred or guaranteed by the Borrower or any of its subsidiaries to (1) The Royal Bank of Scotland plc ("RBS"), RBS Mezzanine Limited ("RBS Mezzanine") or any or their affiliates, or any of the other lenders, under (a) the

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       senior credit agreement with RBS and certain other lenders dated as of
       December 20, 2001, providing for term loan credit facilities in the aggregate amount of $52,500,000 and a revolving credit facility in the amount of $7,500,000 (as amended, the "RBS Senior Credit Facility"), and (b) a mezzanine loan agreement with RBS Mezzanine Limited and certain other lenders dated as of December 20, 2001, providing for a mezzanine term loan credit facility in the amount of $10,000,000 (as amended, the "RBS Mezzanine Credit Facility" and, together with the RBS Senior Credit Facility, the "RBS Credit Facility"), (2) one or more senior credit facilities with GE Capital Healthcare Financial Services, Inc. or any of its affiliates or other lenders entered into to, among other things, refinance the RBS Senior Credit Facility, but excluding any other indebtedness described in clause (B) below), PROVIDED that the aggregate outstanding principal amount of all such indebtedness described in this clause (A) that shall constitute
       "Senior Obligations" at any time by virtue of this clause (A) shall not exceed $150 million, and (B) any indebtedness of the Borrower incurred to finance the Borrower's acquisition (by merger, consolidation, stock purchase or otherwise) of a Person or the Borrower's acquisition of all or substantially all of the assets of a Person or all or substantially all of the assets of a division or line of business of a Person. Notwithstanding the foregoing, the Senior Obligations shall not include (w) any trade indebtedness incurred in the ordinary course of business, (x) any indebtedness of the Borrower to any direct or indirect subsidiary or other affiliate of the Borrower, (y) any indebtedness of the Borrower that, by its terms, states that such indebtedness shall be subordinated to, or rank pari passu with, the Convertible Notes (or any class of indebtedness of the Borrower that includes the Convertible Notes) in right of payment, and indebtedness of the Borrower evidenced by the other Convertible Notes and the Other Subordinated Notes, all of which shall rank equally and ratably with this Convertible Note.

                 (v) The term "Subordinated Creditors" shall mean the Lender and any Person to whom this Convertible Note is subsequently transferred (subject to the provisions of Section 7 hereof).

                 (vi) The term "Subordinated Indebtedness" shall mean the outstanding principal amount and any interest accrued under this Convertible Note.

            (b) NO TRANSFER. The Subordinated Creditors will not transfer, sell or otherwise dispose of any of the Subordinated Indebtedness except to a Person who agrees in writing to comply with the terms of this Section 3 as a Subordinated Creditor. Thereafter, such transferee shall be deemed to be a Subordinated Creditor under this Section 3.

            (c) AGREEMENT TO SUBORDINATE; NO PAYMENTS ON SUBORDINATED INDEBTEDNESS.

                 (i) The Subordinated Creditors agree that the payment of the Subordinated Indebtedness is hereby expressly subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Obligations.

                 (ii) No payment on account of principal or any other amount payable under this Convertible Note shall be made by the Borrower or accepted by any of the

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       Subordinated Creditors, and this Convertible Note shall not be redeemed or purchased directly or indirectly by the Borrower, until such time as all of the Senior Obligations shall have been indefeasibly paid in full; provided that, notwithstanding anything to the contrary contained herein or in any agreements evidencing Senior Obligations, so long as no default or event of default exists under a Senior Obligation, the Borrower shall pay, and the Subordinated Creditors may accept, the interest required to be paid in cash on each Quarterly Interest Payment Date.

            (d) LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, (i) in connection with any liquidation, dissolution or winding up of the Borrower, whether voluntary or involuntary (each a "Liquidation"), (ii) in bankruptcy, insolvency or receivership, or (iii) upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or otherwise:

                 (i) all Senior Obligations shall first be paid in full before the Subordinated Creditors shall be entitled to receive any assets in respect of the Subordinated Indebtedness; and

                 (ii) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities to which the Subordinated Creditors would otherwise be entitled shall be made by the Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to Senior Creditors or their representative to the extent necessary to pay all Senior Obligations in full.

            (e) WHEN DISTRIBUTION MUST BE PAID OVER. In the event that any Subordinated Creditor receives any payment with respect to any Subordinated Indebtedness at a time when such payment is prohibited by Section 3(d) hereof, such payment shall be held by such Subordinated Creditor in trust for the benefit of, and shall be forthwith paid over and delivered to, the Senior Creditors or their representative for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay the Senior Obligations in full.

            (f) STANDSTILL. The Subordinated Creditors, for themselves and their respective successors and assigns, agree for the benefit of the Senior Creditors that, so long as any Senior Obligations remain outstanding, the Subordinated Creditors will not take any action to accelerate or demand the payment of the Subordinated Indebtedness or to institute legal proceedings to collect the Subordinated Indebtedness (other than to provide notice to the Borrower of any event of default on the Subordinated Indebtedness, provided that such notice does not constitute any such acceleration, demand or institution of legal proceedings) prior to the earlier of (i) 180 days after receipt by the Senior Creditors of written notice of the occurrence of any event of default on the Subordinated Indebtedness, which event is not thereafter cured or waived by the Subordinated Creditors prior to taking such action or (ii) the acceleration of the Senior Obligations.

            (g) OTHER RIGHTS AND REMEDIES. In the event of any insolvency, bankruptcy, assignment or trust mortgage for the benefit of creditors, reorganization, whether or not pursuant

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to bankruptcy laws, sale of all or substantially all of the assets, Liquidation or any other marshaling of the assets and liabilities of the Borrower, the Subordinated Creditors will, at the request of the Senior Creditors, file any claim, and take or refrain from taking any other action necessary or appropriate to enforce the obligations of the Borrower in respect of the Subordinated Indebtedness, will vote such claim at any meeting of creditors or for any plan or with respect to any matter as the Senior Creditors shall direct and will hold in trust for the Senior Creditors and assign, transfer and pay over to the Senior Creditors to be applied against all amounts owed by the Borrower to the Senior Creditors on account of Senior Obligations, in the form received, any and all monies, dividends or other assets received in any such proceeding, or otherwise from the Borrower, from any guarantor or purchaser on account of the Subordinated Obligations, and will preserve and maintain the Subordinated Obligations so that the Senior Creditors will always have the benefit of the Subordinated Obligations as provided herein, unless and until the Senior Obligations shall be paid in full. In the event that the Subordinated Creditors shall fail to take or refrain from any such action as requested or required hereunder, the Senior Creditors may, as attorney-in-fact for the Subordinated Creditors, take or rescind such action on behalf of the Subordinated Creditors, and the Subordinated Creditors hereby irrevocably grant the Senior Creditors an irrevocable power of attorney, coupled with an interest, in their name, to demand, sue for, collect and receive any and all such monies, dividends, or other assets and give acquittance therefor and to file and enter any petition, claim, proof of claim or other instrument of similar character and to take such other action or refrain from taking any action as the Senior Creditors may deem necessary or advisable for the enforcement of this Section 3. The Subordinated Creditors will execute and deliver to the Senior Creditors such other and further powers of attorney or other instruments as the Senior Creditors may request in order to accomplish the foregoing.

            (h) NO COLLATERAL. The Subordinated Creditors represent that they hold no collateral of the Borrower as security for the Subordinated Indebtedness, and agree that in the event that they acquire any such collateral, it shall be held in trust by them for the Senior Creditors, and they will immediately transfer and deliver same to the Senior Creditors or assign any rights therein to the Senior Creditors, to be held by the Senior Creditors as security for the Senior Obligations.

            (i) SUBORDINATION AGREEMENT. Subject to clause (j) below, the rights and obligations of the Borrower and the Lender under this Convertible Note are subject to the provisions of the Subordination Agreement (as defined below) as if the same were incorporated in this Convertible Note. In the event of a conflict between the terms of this Convertible Note and the terms of the Subordination Agreement, the terms of the Subordination Agreement shall prevail; provided, however, that in no event shall the Subordinated Agreement prohibit the payment by the Borrower of the cash interest payments due and payable by the Borrower to the Lender hereunder during any period in which there does not exist a default or event of default with respect to any of the Senior Obligations. As used herein, the term "Subordination Agreement" shall mean one or more subordination and/or inter-creditor agreements dated on or about September 20, 2002 entered into by and among the Borrower, The Royal Bank of Scotland plc, and certain other parties, as amended, varied, supplemented, restated or novated from time to time, and as joined in by or on behalf of the holders of the Convertible Notes as parties thereto.

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            (j) INAPPLICABILITY. Notwithstanding anything to the contrary herein, in no event shall the provisions of Sections 3(b) through 3(i) hereof or of the Subordination Agreement apply to, or in any way limit or restrict, the Borrower's rights to make payments under this Convertible Note in the form of Common Stock Payments in accordance with the terms of this Convertible Note.

            (k) OTHER DEBT. The Borrower covenants that it shall cause all indebtedness for borrowed money incurred by the Borrower after the date of this Convertible Note (other than (w) the other Notes and the other Subordinated Notes (which shall be pari passu with this Convertible Note), (x) the Senior Obligations, (y) any trade indebtedness incurred in the ordinary course of business and (z) any indebtedness owed or incurred by the Borrower to any of its direct or indirect subsidiaries or any holding company that wholly owns, directly or indirectly, the Borrower) to be subordinated to the indebtedness of the Borrower under the Convertible Notes on terms and conditions equivalent to the terms and conditions set forth in Sections 3(b) through 3(h) hereof or otherwise satisfactory to holders of greater than sixty six and two-thirds percent (66 2/3%) of the aggregate principal amount outstanding under the Convertible Notes.

       4. REPAYMENT UPON CHANGE OF CONTROL.

            (a) CHANGE OF CONTROL. As used herein, the term "Change of Control" shall mean any transaction or series of related transactions to which the Borrower is a party resulting in (i) the members of the Board of Directors of the Borrower immediately prior to the commencement of such transaction or series of transactions constituting 50% or less of the Board of Directors of the Borrower (or the board of directors of the surviving or acquiring corporation) immediately following the consummation of such transaction or series of transactions or (ii) the sale of all or substantially all the assets of the Borrower.

            (b) REPAYMENT OF THE CONVERTIBLE NOTES. Immediately upon the occurrence of a Change of Control, the Borrower shall repay all then outstanding principal, together with all accrued but unpaid interest calculated as of the date of such Change in Control, in each case, under this Convertible Note and the other Convertible Notes.

       5. DEFAULT.

            (a) EVENTS OF DEFAULT. If any of the following Events of Default shall occur and be continuing, then the Lender may, by notice to the Borrower, declare the entire unpaid principal amount of this Convertible Note and all interest accrued and unpaid hereon, to be forthwith due and payable, whereupon such unpaid principal amount and all such accrued interest shall become and be forthwith due and payable; provided, further, that upon the occurrence of an Event of Default described in clause (iii) below, the entire principal amount and interest accrued and unpaid thereon, shall immediately and automatically become and be due and payable. As used herein, the term "Events of Default" shall mean one or more of the following:

                 (i) The Borrower shall fail to pay any interest or principal on this Convertible Note when due and such failure shall continue for five
       (5) business days after written notice thereof shall have been given to the Borrower by the Lender;

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                 (ii) The Borrower shall default in the performance of any
       material agreement or material covenant contained in this Convertible Note or the Purchase Agreement of even date herewith and such failure shall remain unremedied for thirty (30) business days after written notice thereof shall have been given to the Borrower by the Lender;

                 (iii) The Borrower shall be involved in any of the following:
       (i) its commencement of a voluntary bankruptcy case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case; (ii) its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary bankruptcy case under said Title 11, or seeking, consenting to, or acquiescing in the relief therein provided, or by its failing seasonably to controvert the material allegations of any such petition; (iii) the entry of an order for relief in any involuntary bankruptcy case commenced under said Title 11; (iv) its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debts or to the modification or attention of the rights of creditors, or by its consenting to or acquiescing in such relief, (v) an order shall have been entered by a court of competent jurisdiction (1) finding the Borrower to be bankrupt or insolvent, (2) ordering or approving the Borrower's liquidation, reorganization or any modification or alteration of the rights of its creditors, or (3) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of the Borrower's property; or
       (vi) its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property;

                 (iv) A default shall occur and be continuing under any of the Senior Obligations, for more than the period of grace, if any, specified therein, unless such default is waived by the Senior Creditors or cured by the Borrower; or

                 (v) An Event of Default shall occur under any of the other Convertible Notes.

            (b) COLLECTION COSTS; ATTORNEY'S FEES. In the event this Convertible
Note is turned over to an attorney for collection upon the occurrence of an Event of Default, the Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees and expenses and all out-of-pocket expenses incurred in connection with such collection efforts.

       6. LIMITATION ON SALES. The Lender acknowledges that this Convertible Note and any shares of Common Stock issuable pursuant to the terms of this Convertible Note (the "Convertible Note Stock") have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Convertible Note or any Convertible Note Stock unless (a) there is an effective registration statement under the Securities Act as to this Convertible Note or such Convertible Note Stock and this Convertible Note or such Convertible Note Stock has been registered or qualified under any applicable state securities or "blue sky" laws then in effect, or (b) the Company receives an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

       Without limiting the generality of the foregoing, unless the offering and sale of the Convertible Note Stock to be so issued shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the shares covered so issuable unless and until the Lender shall have executed an investment letter in form and substance satisfactory to the Borrower, including a warranty at the time of such issuance that it is acquiring such shares for its own account, for investment and not for, with a view to, or in connection with, the distribution or resale of any such shares, and the Lender shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the Convertible Note Stock issued pursuant to such exercise:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS ARE AVAILABLE. AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER."

       In addition, without limiting the generality of the foregoing, the Borrower may delay issuance of the Convertible Note Stock until completion of any action or the obtaining of any consent which, in either case, the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

       7. CONVERTIBLE NOTE REGISTER; TRANSFER OR LOSS OF CONVERTIBLE NOTE.

            (a) CONVERTIBLE NOTE REGISTER. The Borrower shall keep at its principal executive office a register (the "Convertible Note Register"), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), the Borrower shall provide for the registration and transfer of this Convertible Note. The person or entity in whose name any registered Convertible Note shall be registered shall be deemed and treated as the owner and holder hereof for all purposes hereunder.

            (b) TRANSFER. This Convertible Note shall not be transferred separately from the corresponding Note issued to the Lender under the terms of the Purchase Agreement. In connection with any transfer of this Convertible Note
(i) the transferee shall make and deliver to the Borrower representations, warranties and covenants substantially similar to those contained in Section 5 of the Purchase Agreement; and (ii) the transferor shall reimburse the Borrower for all expenses incurred in connection with the transfer. Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Convertible Note or of any rights granted hereunder contrary to the provisions of this clause (b), or the levy of any attachment or similar process upon this Convertible Note or such rights, shall be null and void.

            (c) LOSS OF CONVERTIBLE NOTE. Upon receipt by the Borrower of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Convertible Note and of indemnity reasonably satisfactory to it, and upon reimbursement to the Borrower of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Convertible Note (in case of mutilation), the Borrower will make and deliver in lieu of this Convertible Note a new Convertible Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Convertible Note in lieu of which such new Convertible Note is made and delivered.

       8. HEADINGS. The headings in this Convertible Note are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Convertible Note.

       9. AMENDMENT AND WAIVER. Any provision of this Convertible Note, including, without limitation, any subordination provision hereof, may be amended or waived with the written consent of (a) the Borrower and (b) either
(i) the Lender or (ii) the holders of greater than two-thirds of the aggregate principal amount outstanding under the Convertible Notes. A waiver of any right or remedy under this Convertible Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

       10. NOTICE. Any notice required or permitted to be given to the Borrower or the Lender under this Convertible Note shall be made in writing at the address or facsimile number of such person specified below (or such other address or facsimile number as such person may specify in a written notice to the other party) and shall be deemed to have been given, if delivered personally or sent via electronic facsimile transmission with confirmation received, on the date of delivery or, if sent via nationally recognized overnight express courier with established tracking capability marked for delivery on the next business day, on the earlier of the date of delivery, as demonstrated by the tracking records of the courier, or two (2) business days after deposit of the notice with the courier:

            if to the Borrower, to:

                 Inverness Medical Innovations, Inc.
                 51 Sawyer Road, Suite 200
                 Waltham, MA 02153
                 Facsimile: (781) 674-3939
                 Attention: Ron Zwanziger, President
            with a copy to:

                 Inverness Medical Innovations, Inc.
                 51 Sawyer Road, Suite 200
                 Waltham, MA 02153
                 Facsimile: (781) 674-3939
                 Attention: Paul T. Hempel, General Counsel

            and to:

                 Goodwin Procter LLP
                 Exchange Place
                 Boston, MA 02109
                 Facsimile: (617) 523-1231
                 Attention: Scott F. Duggan, Esq.

if to the Lender, to the address furnished to the Company in writing by the last holder of this Convertible Note who shall have furnished an address to the Company in writing.

                 [LENDER]

            and to:

                 [LENDER COUNSEL]


       11. MAXIMUM PERMISSIBLE RATE. In the event that any of the terms or provisions of this Convertible Note are in conflict with applicable usury law, this Section 11 shall govern as to such terms or provisions, and this Convertible Note shall in all other respects remain in full force and effect. If any transaction contemplated hereby would be usurious, the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Convertible Note shall under no circumstances exceed the maximum interest allowed by applicable law. Accordingly, if interest in excess of the legal maximum is contracted for, charged or received: (i) this Convertible Note shall be automatically reformed so that the effective rate of interest shall be reduced to the maximum rate of interest permitted by applicable law, and, for the purpose of determining said rate and to the extent permitted by applicable law, all interest contracted for, charged or received shall be amortized, prorated and spread throughout the full term of this Convertible Note so that the effective rate of interest is uniform throughout the life of this Convertible Note, and (ii) any excess of interest over the maximum amount allowed under applicable law shall be applied as a credit against the then unpaid principal amount of this Convertible Note.

       12. SEVERABILITY. In the event any one or more of the provisions of this Convertible Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Convertible Note operate or would prospectively operate to invalidate this Convertible Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Convertible Note and the remaining provisions of this Convertible Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

       13. GOVERNING LAW. This Convertible Note shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws. Any dispute arising out of or relating to this Convertible Note shall be filed and prosecuted in any court of competent subject matter jurisdiction located in Massachusetts. The Borrower and the Lender hereby consent to the personal jurisdiction of such courts over them, stipulate to the convenience, fairness and efficiency of proceeding in such courts, and covenant not to assert any objection to proceeding in such courts based on any alleged lack of jurisdiction or any alleged inconvenience, unfairness or inefficiency of such courts.

       14. SATURDAYS, SUNDAYS, HOLIDAYS. If any date that may at any time be specified in this Convertible Note as a date for the making of any payment under this Convertible Note shall fall on Saturday, Sunday or on a day which in Massachusetts shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officer as of the date first above written.

                                         INVERNESS MEDICAL INNOVATIONS, INC.


                                         By:
                                            -----------------------------------
                                            Name:  Anthony J. Bernardo
                                            Title: Vice President and
                                                   Chief Operating Officer

ATTEST:

------------------------------
Paul T. Hempel
Secretary



Accepted and agreed to as of this __ day of September, 2002.


Lender's Name:
              ------------------------------


By:
   ------------------------------
Name:
Title: